UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 25, 2013

SafeStitch Medical, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-19437	11-2962080
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

635 David Drive, Suite 300, Morrisville, North Carolina		27560
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-765-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant’s Certifying Accountant.

On September 25, 2013, the Audit Committee of the Board of Directors of SafeStitch Medical, Inc. (the “Company”) appointed BDO USA, LLC (“BDO”) as the Company’s principal independent registered public accountant to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2013. This action effectively dismissed EisnerAmper LLP (“EisnerAmper”) as of September 25, 2013, as the Company’s principal independent registered public accountants.

BDO served as the independent auditor for TransEnterix, Inc. prior to its merger with the Company on September 3, 2013 and previously provided an Independent Auditor’s Report dated May 30, 2013 for TransEnterix’s financial statements, which comprised the balance sheet as of December 31, 2012, and the related statements of operations, redeemable convertible preferred stock and stockholders’ deficit, and cash flows for the year then ended, and the related notes to the financial statements.

The audit report of EisnerAmper on the financial statements of the Company, as of and for the years ended December 31, 2012 and December 31, 2011, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the year ended December 31, 2012 dated April 1, 2013 contained an explanatory paragraph stating that: “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has an accumulated deficit, has not generated significant revenue or positive cash flows from operations, and is in need of additional financing, which raises substantial doubt about their ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the years ended December 31, 2012 and 2011 and through the date of this Current Report, there were no disagreements with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to EisnerAmper’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended December 31, 2012 and 2011 and through September 25, 2013, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2012 and 2011 and through September 25, 2013, the Company did not consult with BDO with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided EisnerAmper with a copy of the foregoing disclosure and requested EisnerAmper to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated September 26, 2013, furnished by EisnerAmper is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

16.1 Letter to the SEC from EisnerAmper LLP, dated September 26, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SafeStitch Medical, Inc.

September 30, 2013	By:	Todd M. Pope

Name: Todd M. Pope
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter to the SEC from EisnerAmper LLP, dated September 26, 2013.